[USAA                       USAA SHORT-TERM BOND FUND
EAGLE                   USAA INTERMEDIATE-TERM BOND FUND
LOGO (R)]              USAA HIGH-YIELD OPPORTUNITIES FUND
                        SUPPLEMENT DATED JANUARY 12, 2007
                            TO EACH FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2006



Effective January 4, 2007, Julianne Bass began co-managing the USAA Short-Term Bond, USAA Intermediate-Term Bond, and USAA High-Yield Opportunities Funds with
R. Matthew Freund. Page 7 of each Fund's prospectus has been amended to reflect the following additional information:

JULIANNE BASS, CFA, executive director, portfolio manager in USAA Investment Management Company, has co-managed the Fund since January 2007. She has 19 years of investment management experience and has worked for USAA for seven years.
Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.




                                                                      66302-0107